UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2016

IHEARTMEDIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-53354	26-0241222
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 East Basse Road, Suite 100

San Antonio, Texas 78209

(Address of principal executive offices)

Registrant’s telephone number, including area code: (210) 822-2828

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 27, 2016, iHeartMedia, Inc. (the “Company”) held its Annual Meeting of Stockholders. Set forth below are the final voting results for each proposal submitted to a vote of the stockholders at the Company’s Annual Meeting of Stockholders.

As disclosed in the Company’s proxy statement filed with the Securities and Exchange Commission on April 13, 2016, and as supplemented on May 13, 2016, holders of the Company’s Class A common stock, voting as a separate class, are entitled to elect two members of the Board of Directors (David C. Abrams and Jonathon S. Jacobson). For the election of the 12 other members of the Board of Directors and all other matters submitted to a vote of the stockholders, the holders of Class A common stock and Class B common stock vote together as a single class.

1.	The Company’s stockholders elected each of the following twelve nominees for directors to serve until the next Annual Meeting of Stockholders or until his or her successor shall have been elected and qualified.

Proposal 1. Election of Directors

	For	Withheld	Non Votes
Class A Common Stock
David D. Abrams	21,727,580	479,375	3,854,376
Irving L. Azoff	21,742,916	464,039	3,854,376
Richard J. Bressler	21,625,725	581,230	3,854,376
James C. Carlisle	21,611,207	595,748	3,854,376
John P. Connaughton	21,728,080	478,875	3,854,376
Matthew J. Freeman	21,611,489	595,466	3,854,376
Laura A. Grattan	21,742,607	464,348	3,854,376
Blair E. Hendrix	21,610,932	596,023	3,854,376
Jonathon S. Jacobson	21,611,489	595,466	3,854,376
Ian K. Loring	21,727,880	479,075	3,854,376
Robert W. Pittman	21,739,789	467,166	3,854,376
Scott M. Sperling	21,611,489	595,466	3,854,376

Class B Common Stock
David D. Abrams	—	—	—
Irving L. Azoff	59,522,270	—	—
Richard J. Bressler	59,522,270	—	—
James C. Carlisle	59,522,270	—	—
John P. Connaughton	59,522,270	—	—
Matthew J. Freeman	59,522,270	—	—
Laura A. Grattan	59,522,270	—	—
Blair E. Hendrix	59,522,270	—	—
Jonathon S. Jacobson	—	—	—
Ian K. Loring	59,522,270	—	—
Robert W. Pittman	59,522,270	—	—
Scott M. Sperling	59,522,270	—	—

Total
David D. Abrams	21,727,580	479,375	3,854,376
Irving L. Azoff	81,265,186	464,039	3,854,376
Richard J. Bressler	81,147,995	581,230	3,854,376
James C. Carlisle	81,133,477	595,748	3,854,376
John P. Connaughton	81,250,350	478,875	3,854,376
Matthew J. Freeman	81,133,759	595,466	3,854,376
Laura A. Grattan	81,264,877	464,348	3,854,376
Blair E. Hendrix	81,133,202	596,023	3,854,376
Jonathon S. Jacobson	21,611,489	595,466	3,854,376
Ian K. Loring	81,250,150	479,075	3,854,376
Robert W. Pittman	81,262,059	467,166	3,854,376
Scott M. Sperling	81,133,759	595,466	3,854,376

2.	The selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2016 was ratified.

Proposal 2: Ratification of Auditors

	For	Against	Abstain	Non-Vote
Class A Common Stock	25,800,679	25,403	235,249	—
Class B Common Stock	59,522,270	—	—	—

Total	85,322,949	25,403	235,249	—

3.	The Company’s stockholders elected each of Frederic F. Brace and Charles H. Cremens to serve until the next Annual Meeting of Stockholders or until his or her successor shall have been elected and qualified.

Proposal 3: Election of Frederic F. Brace and Charles H. Cremens as Directors

	For	Withheld	Non Votes
Class A Common Stock
Frederic F. Brace	20,734,259	12,200	5,147,954
Charles H. Cremens	20,734,317	12,142	5,147,954

Class B Common Stock
Frederic F. Brace	59,522,270	—	—
Charles H. Cremens	59,522,270	—	—

Total
Frederic F. Brace	80,256,529	12,200	5,147,954
Charles H. Cremens	80,256,587	12,142	5,147,954

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IHEARTMEDIA, INC.

Date: June 2, 2016	By:	/s/ Lauren E. Dean
Lauren E. Dean
Vice President, Associate General Counsel and Assistant Secretary